Enact Holdings, Inc. Financial Supplement Fourth Quarter 2024 GAAP/Non-GAAP Disclosure Discussion This document includes the non-GAAP financial measures entitled “adjusted operating income (loss),” “adjusted operating income (loss) per share," and “adjusted operating return on equity." Adjusted operating income (loss) per share is derived from adjusted operating income (loss). Enact Holdings, Inc. (the "Company") defines adjusted operating income (loss) as net income (loss) excluding the after-tax effects of net investment gains (losses), restructuring costs, gains (losses) on debt extinguishment and infrequent or unusual non-operating items. The Company excludes net investment gains (losses), gains (losses) on the extinguishment of debt and infrequent or unusual non-operating items because the Company does not consider them to be related to the operating performance of the Company. The recognition of realized investment gains or losses can vary significantly across periods as the activity is highly discretionary based on the timing of individual securities sales due to such factors as market opportunities or exposure management. Trends in the profitability of our fundamental operating activities can be more clearly identified without the fluctuations of these realized gains and losses. We do not view them to be indicative of our fundamental operating activities. Therefore, these items are excluded from our calculation of adjusted operating income. In addition, adjusted operating income (loss) per share is derived from adjusted operating income (loss) divided by shares outstanding. Adjusted operating return on equity is calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. While some of these items may be significant components of net income (loss) in accordance with U.S. GAAP, the Company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis and adjusted operating return on equity, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Company’s common stockholders or net income (loss) available to Company’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the Company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies. Adjustments to reconcile net income (loss) available to Company’s common stockholders to adjusted operating income (loss) assume a 21% tax rate. Page 2

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2024 4Q 3Q 2Q 1Q Total 4Q 3Q 2Q 1Q Total REVENUES: Premiums $245,735 $249,055 $244,567 $240,747 $980,104 $240,101 $243,346 $238,520 $235,108 $957,075 Net investment income 62,624 61,056 59,773 57,111 240,564 56,161 54,952 50,915 45,341 207,369 Net investment gains (losses) (7,167) (1,243) (7,713) (6,684) (22,807) (876) (23) (13,001) (122) (14,022) Other income 584 720 2,207 402 3,913 804 760 1,088 612 3,264 Total revenues 301,776 309,588 298,834 291,576 1,201,774 296,190 299,035 277,522 280,939 1,153,686 LOSSES AND EXPENSES: Losses incurred 23,813 12,164 (16,821) 19,501 38,657 24,372 17,847 (4,070) (10,984) 27,165 Acquisition and operating expenses, net of deferrals 55,325 53,091 53,960 50,934 213,310 56,560 52,339 51,887 51,705 212,491 Amortization of deferred acquisition costs and intangibles 2,522 2,586 2,292 2,259 9,659 2,566 2,803 2,645 2,640 10,654 Interest expense 12,262 12,290 13,644 12,961 51,157 12,948 12,941 12,913 13,065 51,867 Loss on debt extinguishment 0 0 10,930 0 10,930 0 0 0 0 0 Total losses and expenses 93,922 80,131 64,005 85,655 323,713 96,446 85,930 63,375 56,426 302,177 INCOME BEFORE INCOME TAXES 207,854 229,457 234,829 205,921 878,061 199,744 213,105 214,147 224,513 851,509 Provision for income taxes 45,116 48,788 51,156 44,933 189,993 42,436 48,910 46,127 48,525 185,998 NET INCOME $162,738 $180,669 $183,673 $160,988 $688,068 $157,308 $164,195 $168,020 $175,988 $665,511 Net investment (gains) losses $7,167 $1,243 $7,713 $6,684 $22,807 $876 $23 $13,001 $122 $14,022 Costs associated with reorganization 411 848 3,435 (42) 4,652 408 3 41 (583) (131) Loss on debt extinguishment 0 0 10,930 0 10,930 0 0 0 0 0 Taxes on adjustments (1,591) (439) (4,636) (1,395) (8,061) (270) (5) (2,739) 97 (2,917) Adjusted Operating Income $168,725 $182,321 $201,115 $166,235 $718,396 $158,322 $164,216 $178,323 $175,624 $676,485 Loss ratio (1) 10% 5% (7)% 8% 4% 10% 7% (2)% (5)% 3 % Expense ratio (2) 24% 22% 23% 22% 23% 25% 23% 23% 23% 23 % Earnings per share data: Net income per share Basic $1.06 $1.16 $1.17 $1.01 $4.40 $0.99 $1.03 $1.04 $1.08 $4.14 Diluted $1.05 $1.15 $1.16 $1.01 $4.37 $0.98 $1.02 $1.04 $1.08 $4.11 Adjusted operating income per share Basic $1.10 $1.17 $1.28 $1.05 $4.60 $0.99 $1.03 $1.11 $1.08 $4.21 Diluted $1.09 $1.16 $1.27 $1.04 $4.56 $0.98 $1.02 $1.10 $1.08 $4.18 Weighted-average common shares outstanding Basic 153,537 155,561 157,193 158,818 156,277 159,655 160,066 161,318 162,442 160,870 Diluted 154,542 157,016 158,571 160,087 157,554 160,895 161,146 162,171 163,179 161,847 (2)The ratio of acquisition and operating expenses, net of deferrals, and amortization of deferred acquisition costs and intangibles to net earned premiums. Expenses associated with strategic transaction preparations and restructuring costs increased the expense ratio by one percentage point for the three months ended December 31, 2024, zero percentage points for the three months ended September 30, 2024, one percentage point for the three months ended June 30, 2024, and zero percentage points for the three months ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023. 2023 (1)The ratio of losses incurred to net earned premiums. Consolidated Statements of Income (amounts in thousands, except per share amounts) 2024 Page 3

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2024 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 Assets Investments: Fixed maturity securities available-for-sale, at fair value $5,624,773 $5,652,399 $5,331,345 $5,351,138 $5,266,141 $4,990,692 $4,915,039 $4,929,627 Short term investments 3,367 1,550 12,313 9,963 20,219 18,173 10,849 2,185 Total investments 5,628,140 5,653,949 5,343,658 5,361,101 5,286,360 5,008,865 4,925,888 4,931,812 Cash and cash equivalents 599,432 673,363 699,035 614,330 615,683 677,990 691,416 621,621 Accrued investment income 49,595 45,954 45,317 43,450 41,559 42,051 37,726 35,945 Deferred acquisition costs 23,771 24,160 24,619 24,861 25,006 25,572 25,843 25,954 Premiums receivable 53,031 48,834 48,698 43,927 45,070 44,310 43,525 42,005 Other assets 102,549 100,723 98,929 126,644 88,306 82,196 80,363 77,026 Deferred tax asset 65,013 50,063 89,116 89,370 88,489 119,704 119,099 107,868 Total assets $6,521,531 $6,597,046 $6,349,372 $6,303,683 $6,190,473 $6,000,688 $5,923,860 $5,842,231 Liabilities and Shareholder's Interest Liabilities: Loss reserves $524,715 $510,401 $508,138 $531,443 $518,191 $501,093 $490,203 $501,427 Unearned premiums 114,680 121,382 129,870 138,886 149,330 161,580 174,561 188,680 Other liabilities 142,990 186,312 143,167 173,500 145,189 136,057 139,100 112,043 Long-term borrowings 743,050 742,706 742,368 746,090 745,416 744,752 744,100 743,460 Total liabilities 1,525,435 1,560,801 1,523,543 1,589,919 1,558,126 1,543,482 1,547,964 1,545,610 Equity: Common stock 1,523 1,544 1,561 1,577 1,593 1,600 1,602 1,619 Additional paid-in capital 2,076,788 2,145,518 2,220,903 2,264,198 2,310,891 2,322,622 2,324,527 2,362,281 Accumulated other comprehensive income (207,455) (101,984) (236,305) (237,477) (230,400) (400,349) (345,243) (320,242) Retained earnings 3,125,240 2,991,167 2,839,670 2,685,466 2,550,263 2,533,333 2,395,010 2,252,963 Total equity $4,996,096 $5,036,245 $4,825,829 $4,713,764 $4,632,347 $4,457,206 $4,375,896 $4,296,621 Total liabilities and equity $6,521,531 $6,597,046 $6,349,372 $6,303,683 $6,190,473 $6,000,688 $5,923,860 $5,842,231 Book value per share $32.80 $32.61 $30.91 $29.89 $29.07 $27.86 $27.31 $26.53 Book value per share excluding accumulated other comprehensive income $34.16 $33.27 $32.43 $31.40 $30.52 $30.36 $29.46 $28.51 U.S. GAAP ROE (1) 13.0% 14.7% 15.4% 13.8% 13.8% 14.9% 15.5% 16.8 % Net investment (gains) losses 0.6% 0.1% 0.6% 0.6% 0.1% 0.0% 1.2% 0.0 % Costs associated with reorganization 0.0% 0.1% 0.3% 0.0% 0.0% 0.0% 0.0% (0.1)% (Gains) losses on early extinguishment of debt 0.0% 0.0% 0.9% 0.0% 0.0% 0.0% 0.0% 0.0 % Taxes on adjustments (0.1)% 0.0% (0.4)% (0.1)% 0.0% 0.0% (0.3)% 0.0 % Adjusted Operating ROE(2) 13.5% 14.8% 16.9% 14.2% 13.9% 14.9% 16.4% 16.7 % Debt to capital ratio 13% 13% 13% 14% 14% 14% 15% 15% (2) Calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. (1) Calculated as annualized net income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. Consolidated Balance Sheets (amounts in thousands, except per share amounts) Page 4

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2024 Total Direct NIW % of NIW NIW % of NIW NIW % of NIW NIW % of NIW NIW % of NIW NIW % of NIW NIW % of NIW NIW % of NIW NIW % of NIW NIW % of NIW Product Primary $13,266 100% $13,591 100% $13,619 100% $10,526 100% $51,002 100% $10,453 100% $14,391 100% $15,083 100% $13,154 100% $53,081 100 % Pool 0 - % 0 - % 0 - % 0 - % 0 - % 0 - % 0 - % 0 - % 0 - % 0 - % Total $13,266 100% $13,591 100% $13,619 100% $10,526 100% $51,002 100% $10,453 100% $14,391 100% $15,083 100% $13,154 100% $53,081 100 % Primary Only Origination Purchase $11,466 86% $12,982 96% $13,173 97% $10,072 96% $47,693 94% $10,169 97% $14,073 98% $14,720 98% $12,761 97% $51,723 97 % Refinance 1,800 14% 609 4% 446 3% 454 4% 3,309 6% 284 3% 318 2% 363 2% 393 3% 1,358 3 % Total Primary $13,266 100% $13,591 100% $13,619 100% $10,526 100% $51,002 100% $10,453 100% $14,391 100% $15,083 100% $13,154 100% $53,081 100 % Payment Type Monthly $12,768 96% $12,851 95% $13,177 97% $10,034 95% $48,830 96% $10,187 98% $14,099 98% $14,774 98% $12,809 97% $51,869 98 % Single 483 4% 722 5% 422 3% 475 5% 2,102 4% 246 2% 269 2% 281 2% 318 3% 1,114 2 % Other(1) 15 - % 18 - % 20 - % 17 - % 70 —% 20 - % 23 - % 28 - % 27 - % 98 - % Total Primary $13,266 100% $13,591 100% $13,619 100% $10,526 100% $51,002 100% $10,453 100% $14,391 100% $15,083 100% $13,154 100% $53,081 100 % FICO Scores Over 760 $6,721 51% $6,433 47% $6,471 47% $5,218 49% $24,843 49% $5,086 49% $6,679 46% $6,911 46% $6,004 46% $24,680 46% 740 - 759 2,147 16% 2,172 16% 2,113 16% 1,664 16% 8,096 16% 1,680 16% 2,438 17% 2,608 17% 2,268 17% 8,994 17% 720 - 739 1,706 13% 1,855 14% 1,839 13% 1,368 13% 6,768 13% 1,378 13% 1,928 13% 2,097 14% 1,817 14% 7,220 14% 700 - 719 1,210 9% 1,398 10% 1,334 10% 990 9% 4,932 10% 997 10% 1,422 10% 1,499 10% 1,296 10% 5,214 10% 680 - 699 810 6% 905 7% 893 7% 629 6% 3,237 6% 664 6% 974 7% 1,060 7% 954 7% 3,652 7% 660 - 679(2) 363 3% 446 3% 562 4% 388 4% 1,759 3% 409 4% 592 4% 568 4% 517 4% 2,086 4% 640 - 659 222 2% 268 2% 289 2% 193 2% 972 2% 181 2% 282 2% 260 2% 229 2% 952 2% 620 - 639 80 - % 105 1% 111 1% 73 1% 369 1% 53 - % 74 1% 76 - % 65 - % 268 - % <620 7 - % 9 - % 7 - % 3 - % 26 - % 5 - % 2 - % 4 - % 4 - % 15 - % Total Primary $13,266 100% $13,591 100% $13,619 100% $10,526 100% $51,002 100% $10,453 100% $14,391 100% $15,083 100% $13,154 100% $53,081 100 % Weighted Avg FICO 753 749 749 751 751 751 749 749 748 749 Loan-To-Value Ratio 95.01% and above $2,394 18% $2,766 20% $2,707 20% $2,262 21% $10,129 20% $1,820 18% $2,677 18% $2,692 18% $2,106 16% $9,295 18% 90.01% to 95.00% 4,934 37% 5,232 39% 5,228 38% 3,876 37% 19,270 38% 3,759 36% 5,431 38% 5,743 38% 4,928 38% 19,861 37% 85.01% to 90.00% 4,198 32% 4,044 30% 4,190 31% 3,177 30% 15,609 30% 3,489 33% 4,568 32% 4,753 31% 4,390 33% 17,200 32% 85.00% and below 1,740 13% 1,549 11% 1,494 11% 1,211 12% 5,994 12% 1,385 13% 1,715 12% 1,895 13% 1,730 13% 6,725 13 % Total Primary $13,266 100% $13,591 100% $13,619 100% $10,526 100% $51,002 100% $10,453 100% $14,391 100% $15,083 100% $13,154 100% $53,081 100 % Weighted Avg LTV 92% 93% 93% 93% 93% 92% 93% 93% 92% 93 % Debt-To-Income Ratio 45.01% and above $3,599 27% $3,742 28% $4,039 30% $3,165 30% $14,545 28% $3,158 30% $4,437 31% $4,467 30% $3,538 27% $15,600 29% 38.01% to 45.00% 4,825 36% 5,026 37% 5,036 37% 3,824 36% 18,711 37% 3,816 37% 4,936 34% 5,214 34% 4,940 38% 18,906 36% 38.00% and below 4,842 37% 4,823 35% 4,544 33% 3,537 34% 17,746 35% 3,479 33% 5,018 35% 5,402 36% 4,676 35% 18,575 35 % Total Primary $13,266 100% $13,591 100% $13,619 100% $10,526 100% $51,002 100% $10,453 100% $14,391 100% $15,083 100% $13,154 100% $53,081 100 % Weighted Avg DTI 40% 40% 40% 40% 40% 40% 40% 40% 40% 40 % Avg loan size (thousands) $373 $362 $363 $366 $365 $353 $357 $357 $356 $356 (2)Loans with unknown FICO scores are included in the 660-679 category. (1)Includes loans with annual and split payment types. Direct New Insurance Written Metrics (amounts in millions) 3Q Total1Q2Q 2023 4QTotal1Q4Q 2024 2Q3Q Page 5

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2024 Total Direct IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF Product Primary $268,825 100% $268,003 100% $266,060 100% $263,645 100% $262,937 100% $262,014 100% $257,816 100% $252,516 100 % Pool 379 - % 394 - % 408 - % 422 - % 436 - % 451 - % 469 - % 486 - % Total $269,204 100% $268,397 100% $266,468 100% $264,067 100% $263,373 100% $262,465 100% $258,285 100% $253,002 100 % Primary Only Origination Purchase $243,730 91% $242,514 90% $238,699 90% $234,211 89% $231,526 88% $228,431 87% $221,942 86% $214,339 85 % Refinance 25,095 9% 25,489 10% 27,361 10% 29,434 11% 31,411 12% 33,583 13% 35,874 14% 38,177 15 % Total Primary $268,825 100% $268,003 100% $266,060 100% $263,645 100% $262,937 100% $262,014 100% $257,816 100% $252,516 100 % Payment Type Monthly $241,785 90% $240,369 89% $237,721 89% $234,747 89% $233,651 89% $232,150 88% $227,312 88% $221,482 88 % Single 25,301 9% 25,844 10% 26,495 10% 27,013 10% 27,353 10% 27,853 11% 28,439 11% 28,918 11 % Other(1) 1,739 1% 1,790 1% 1,844 1% 1,885 1% 1,933 1% 2,011 1% 2,065 1% 2,116 1 % Total Primary $268,825 100% $268,003 100% $266,060 100% $263,645 100% $262,937 100% $262,014 100% $257,816 100% $252,516 100 % Book Year 2008 and prior $4,860 2% $5,011 2% $5,238 2% $5,420 2% $5,621 2% $5,859 2% $6,135 2% $6,377 3% 2009-2016 5,138 2% 5,933 2% 6,725 2% 7,368 3% 8,042 3% 8,767 3% 9,585 4% 10,403 4% 2017 3,907 1% 4,205 2% 4,618 2% 5,015 2% 5,321 2% 5,582 2% 5,878 2% 6,201 2% 2018 4,790 2% 5,037 2% 5,300 2% 5,524 2% 5,750 2% 5,993 2% 6,270 2% 6,570 3% 2019 11,415 4% 11,924 4% 12,524 5% 13,126 5% 13,773 5% 14,372 6% 15,026 6% 15,691 6% 2020 34,940 13% 36,958 14% 39,502 15% 42,183 16% 44,486 17% 46,881 18% 49,522 19% 52,389 21% 2021 57,266 21% 60,342 22% 63,582 24% 66,971 25% 70,045 27% 73,141 28% 76,381 30% 79,377 31% 2022 53,063 20% 54,878 20% 56,456 21% 58,051 22% 59,267 23% 60,258 23% 61,390 24% 62,481 25% 2023 45,208 17% 47,387 18% 48,520 18% 49,556 19% 50,632 19% 41,161 16% 27,629 11% 13,027 5% 2024 48,238 18% 36,328 14% 23,595 9% 10,431 4% 0 - % 0 - % 0 - % 0 - % Total Primary $268,825 100% $268,003 100% $266,060 100% $263,645 100% $262,937 100% $262,014 100% $257,816 100% $252,516 100% (1)Includes loans with annual and split payment types. 4Q 3Q1Q Direct Insurance In-Force (IIF) Metrics Excludes run-off business, which is immaterial to our results (amounts in millions) 1Q 2023 2Q4Q 2024 2Q3Q Page 6

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2024 IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF FICO Scores Over 760 $115,554 43% $114,424 43% $113,115 43% $111,589 43% $110,635 42% $109,701 42% $107,427 42% $104,635 42% 740 - 759 43,955 17% 43,793 17% 43,485 17% 43,155 17% 43,053 17% 42,899 16% 42,074 16% 40,983 16% 720 - 739 37,717 14% 37,671 14% 37,407 14% 37,068 14% 37,020 14% 36,889 14% 36,324 14% 35,554 14% 700 - 719 29,819 11% 29,910 11% 29,781 11% 29,679 11% 29,766 11% 29,818 12% 29,514 12% 29,160 12% 680 - 699 21,355 8% 21,557 8% 21,596 8% 21,628 8% 21,835 8% 21,993 9% 21,908 9% 21,717 9% 660 - 679(1) 11,245 4% 11,391 4% 11,417 4% 11,316 4% 11,357 4% 11,351 4% 11,188 4% 11,057 4% 640 - 659 6,147 2% 6,179 2% 6,167 2% 6,109 2% 6,137 3% 6,166 2% 6,133 2% 6,114 2% 620 - 639 2,461 1% 2,495 1% 2,491 1% 2,488 1% 2,504 1% 2,548 1% 2,576 1% 2,604 1% <620 572 - % 583 - % 601 - % 613 - % 630 - % 649 - % 672 - % 692 - % Total Primary $268,825 100% $268,003 100% $266,060 100% $263,645 100% $262,937 100% $262,014 100% $257,816 100% $252,516 100 % Weighted Avg FICO 745 745 745 744 744 744 744 744 Loan-To-Value Ratio 95.01% and above $50,318 18% $49,363 18% $47,837 18% $46,259 17% $44,955 17% $44,071 17% $42,459 16% $40,776 16% 90.01% to 95.00% 112,362 42% 111,992 42% 110,825 42% 109,566 42% 109,227 41% 109,019 42% 107,448 42% 105,336 42% 85.01% to 90.00% 79,932 30% 79,628 30% 79,132 30% 78,214 30% 77,887 30% 77,121 29% 75,521 29% 73,756 29% 85.00% and below 26,213 10% 27,020 10% 28,266 10% 29,606 11% 30,868 12% 31,803 12% 32,388 13% 32,648 13 % Total Primary $268,825 100% $268,003 100% $266,060 100% $263,645 100% $262,937 100% $262,014 100% $257,816 100% $252,516 100 % Weighted Avg LTV 93% 93% 93% 93% 93% 93% 93% 93 % Debt-To-Income Ratio 45.01% and above $59,864 22% $58,718 22% $57,044 21% $54,943 21% $53,440 20% $51,810 20% $48,990 19% $46,049 18% 38.01% to 45.00% 97,361 36% 96,861 36% 95,760 36% 94,459 36% 93,871 36% 93,228 35% 91,671 36% 89,768 36% 38.00% and below 111,600 42% 112,424 42% 113,256 43% 114,243 43% 115,626 44% 116,976 45% 117,155 45% 116,699 46 % Total Primary $268,825 100% $268,003 100% $266,060 100% $263,645 100% $262,937 100% $262,014 100% $257,816 100% $252,516 100 % Weighted Avg DTI 39% 38% 38% 38% 38% 38% 38% 38 % Primary persistency rate 82% 83% 83% 85% 86% 84% 84% 85 % Avg loan size (thousands) $279 $277 $274 $272 $270 $268 $265 $262 (1)Loans with unknown FICO scores are included in the 660-679 category. 4Q1Q Direct Insurance In-Force (IIF) Metrics Excludes run-off business, which is immaterial to our results (amounts in millions) 1Q2Q 2023 3Q4Q 2024 2Q3Q Page 7

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2024 Total Direct RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF Product Primary $69,985 100% $69,611 100% $68,878 100% $67,950 100% $67,529 100% $67,056 100% $65,714 100% $64,106 100 % Pool 57 - % 60 - % 65 - % 67 - % 69 - % 70 - % 73 - % 76 - % Total $70,042 100% $69,671 100% $68,943 100% $68,017 100% $67,598 100% $67,126 100% $65,787 100% $64,182 100 % Primary Only Origination Purchase $64,031 91% $63,622 91% $62,553 91% $61,263 90% $60,497 90% $59,640 89% $57,891 88% $55,870 87 % Refinance 5,954 9% 5,989 9% 6,325 9% 6,687 10% 7,032 10% 7,416 11% 7,823 12% 8,236 13 % Total Primary $69,985 100% $69,611 100% $68,878 100% $67,950 100% $67,529 100% $67,056 100% $65,714 100% $64,106 100 % Payment Type Monthly $64,078 91% $63,582 91% $62,649 91% $61,606 91% $61,083 90% $60,498 90% $59,018 90% $57,289 89 % Single 5,466 8% 5,575 8% 5,762 8% 5,867 8% 5,957 9% 6,050 9% 6,175 9% 6,284 10 % Other(1) 441 1% 454 1% 467 1% 477 1% 489 1% 508 1% 521 1% 533 1 % Total Primary $69,985 100% $69,611 100% $68,878 100% $67,950 100% $67,529 100% $67,056 100% $65,714 100% $64,106 100 % Book Year 2008 and prior $1,256 2% $1,296 2% $1,351 2% $1,397 2% $1,449 2% $1,510 2% $1,581 2% $1,643 3% 2009-2016 1,332 2% 1,552 2% 1,767 2% 1,943 3% 2,129 3% 2,331 4% 2,556 4% 2,776 4% 2017 1,036 1% 1,114 2% 1,221 2% 1,324 2% 1,403 2% 1,471 2% 1,549 2% 1,632 3% 2018 1,233 2% 1,297 2% 1,363 2% 1,419 2% 1,476 2% 1,535 2% 1,601 3% 1,672 3% 2019 2,984 4% 3,113 4% 3,261 5% 3,403 5% 3,544 5% 3,676 5% 3,831 6% 3,989 6% 2020 9,553 14% 10,042 14% 10,601 15% 11,181 16% 11,697 17% 12,228 18% 12,827 20% 13,484 21% 2021 15,043 21% 15,710 23% 16,422 24% 17,174 25% 17,846 27% 18,524 28% 19,245 29% 19,917 31% 2022 13,476 19% 13,892 20% 14,254 21% 14,629 22% 14,907 22% 15,129 23% 15,392 23% 15,647 24% 2023 11,719 17% 12,271 18% 12,552 18% 12,810 19% 13,078 20% 10,652 16% 7,132 11% 3,346 5% 2024 12,353 18% 9,324 13% 6,086 9% 2,670 4% 0 - % 0 - % 0 - % 0 - % Total Primary $69,985 100% $69,611 100% $68,878 100% $67,950 100% $67,529 100% $67,056 100% $65,714 100% $64,106 100% (1)Includes loans with annual and split payment types. Direct Risk In-Force (RIF) Metrics Excludes run-off business, which is immaterial to our results (amounts in millions) 1Q2Q4Q 3Q 2023 1Q4Q 2024 2Q3Q Page 8

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2024 RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF FICO Scores Over 760 $29,985 43% $29,644 43% $29,219 43% $28,703 42% $28,363 42% $28,014 42% $27,305 42% $26,480 41% 740 - 759 11,494 17% 11,423 17% 11,305 17% 11,167 17% 11,096 17% 11,009 17% 10,749 16% 10,418 16% 720 - 739 9,949 14% 9,912 14% 9,809 14% 9,669 14% 9,621 14% 9,553 14% 9,368 14% 9,126 14% 700 - 719 7,746 11% 7,751 11% 7,688 11% 7,629 11% 7,623 11% 7,615 12% 7,516 12% 7,406 12% 680 - 699 5,523 8% 5,553 8% 5,540 8% 5,524 8% 5,557 8% 5,582 8% 5,543 9% 5,481 9% 660 - 679(1) 2,924 4% 2,951 4% 2,948 4% 2,908 4% 2,908 4% 2,901 4% 2,850 4% 2,809 4% 640 - 659 1,589 2% 1,592 2% 1,582 2% 1,562 3% 1,565 3% 1,569 2% 1,558 2% 1,549 3% 620 - 639 629 1% 636 1% 634 1% 632 1% 635 1% 647 1% 653 1% 660 1% <620 146 - % 149 - % 153 - % 156 - % 161 - % 166 - % 172 - % 177 - % Total Primary $69,985 100% $69,611 100% $68,878 100% $67,950 100% $67,529 100% $67,056 100% $65,714 100% $64,106 100 % Loan-To-Value Ratio 95.01% and above $14,428 21% $14,141 20% $13,722 20% $13,250 20% $12,878 19% $12,595 19% $12,086 18% $11,545 18% 90.01% to 95.00% 32,686 47% 32,579 47% 32,254 47% 31,881 47% 31,781 47% 31,696 47% 31,220 48% 30,589 48% 85.01% to 90.00% 19,729 28% 19,649 28% 19,510 28% 19,265 28% 19,163 28% 18,945 28% 18,518 28% 18,054 28% 85.00% and below 3,142 4% 3,242 5% 3,392 5% 3,554 5% 3,707 6% 3,820 6% 3,890 6% 3,918 6 % Total Primary $69,985 100% $69,611 100% $68,878 100% $67,950 100% $67,529 100% $67,056 100% $65,714 100% $64,106 100 % Debt-To-Income Ratio 45.01% and above $15,674 22% $15,353 22% $14,867 22% $14,265 21% $13,830 20% $13,369 20% $12,589 19% $11,782 18% 38.01% to 45.00% 25,226 36% 25,052 36% 24,706 36% 24,289 36% 24,072 36% 23,846 36% 23,378 36% 22,830 36% 38.00% and below 29,085 42% 29,206 42% 29,305 42% 29,396 43% 29,627 44% 29,841 44% 29,747 45% 29,494 46 % Total Primary $69,985 100% $69,611 100% $68,878 100% $67,950 100% $67,529 100% $67,056 100% $65,714 100% $64,106 100% (1)Includes loans with annual and split payment types. 4Q Direct Risk In-Force (RIF) Metrics Excludes run-off business, which is immaterial to our results (amounts in millions) 1Q2Q 2023 3Q1Q4Q 2024 2Q3Q Page 9

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2024 4Q 3Q 2Q 1Q 4Q 3Q 2Q 1Q Beginning Number of Primary Delinquencies 21,027 19,051 19,492 20,432 19,241 18,065 18,633 19,943 New delinquencies 13,717 12,964 10,461 11,395 11,706 11,107 9,205 9,599 Delinquency cures (10,971) (10,749) (10,731) (12,160) (10,317) (9,778) (9,609) (10,771) Paid claims (191) (220) (160) (172) (186) (147) (156) (126) Rescissions and claim denials (16) (19) (11) (3) (12) (6) (8) (12) Ending Number of Primary Delinquencies 23,566 21,027 19,051 19,492 20,432 19,241 18,065 18,633 Primary Policies in Force (count) 962,849 967,501 969,767 969,866 974,516 977,832 973,280 965,544 Primary delinquency rate 2.45% 2.17% 1.96% 2.01% 2.10% 1.97% 1.86% 1.93 % Incurred Losses: Direct primary case(1) $20,678 $6,993 ($17,260) $15,540 $23,712 $14,101 ($4,949) ($12,141) All other(1) 3,135 5,171 439 3,961 660 3,746 879 1,157 Total Incurred Losses $23,813 $12,164 ($16,821) $19,501 $24,372 $17,847 ($4,070) ($10,984) Direct Primary Case Incurred Losses(2) Current quarter delinquencies(3) $77,674 $75,193 $59,763 $74,087 $76,859 $71,524 $58,414 $57,963 Development of current quarter delinquencies(4) 0 0 0 0 0 0 0 0 Prior period development and other (56,996) (68,200) (77,023) (58,547) (53,147) (57,423) (63,363) (70,104) Direct Primary Case Incurred Losses $20,678 $6,993 ($17,260) $15,540 $23,712 $14,101 ($4,949) ($12,141) Reserves: Direct primary case(1) $472,110 $460,513 $462,247 $485,791 $476,709 $459,916 $451,506 $462,287 All other(1) 52,605 49,888 45,891 45,652 41,482 41,177 38,697 39,140 Total Reserves $524,715 $510,401 $508,138 $531,443 $518,191 $501,093 $490,203 $501,427 Beginning Direct Primary Case Reserves $460,513 $462,247 $485,791 $476,709 $459,916 $451,506 $462,287 $479,343 Paid claims (9,081) (8,727) (6,284) (6,458) (6,919) (5,691) (5,832) (4,915) Change in reserves 20,678 6,993 (17,260) 15,540 23,712 14,101 (4,949) (12,141) Ending Direct Primary Case Reserves $472,110 $460,513 $462,247 $485,791 $476,709 $459,916 $451,506 $462,287 Average Reserve Per Primary Delinquency (5) $20.0 $21.9 $24.3 $24.9 $23.3 $23.9 $25.0 $24.8 Average Direct Primary Paid Claim (6) $47.5 $39.7 $39.3 $37.5 $37.2 $38.7 $37.4 $39.0 Delinquency Metrics Primary metrics exclude run-off business, which is immaterial to our results (dollar amounts in thousands) 2023 (5) Direct primary case reserves divided by primary delinquency count. (6) Average direct primary paid claim is calculated by dividing paid claims on direct primary case reserves by the number of paid claims for the quarter. Average paid claims in each quarter of 2024 and the fourth quarter of 2023 include payments in relation to agreements on non-performing loans. Prior periods have been reclassified to conform to current period presentation. (2) Provides additional breakdown of incurred losses, which includes the impact of new delinquencies within each quarterly period reported. We believe providing loss information in this manner allows transparency and consistency for investors to understand performance. (3) Defaulted loans with most recent delinquency notice in the quarter indicated. (1) Direct primary case excludes loss adjustment expenses (LAE), pool, incurred but not reported (IBNR) and reinsurance reserves. (4) Development of current quarter delinquencies within the current quarter. This includes reserve impact from current period delinquencies that cure in the period and reserve development from the date of delinquency to quarter end. 2024 Page 10

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2024 Percentage Reserved by Payment Status Delinquencies Case Reserves Risk In- Force Reserves as % of RIF 3 payments or less in default 12,712 $108 $849 13% 4 - 11 payments in default 7,701 191 545 35% 12 payments or more in default 3,153 173 213 81 % Total 23,566 $472 $1,607 29 % Percentage Reserved by Payment Status Delinquencies Case Reserves Risk In- Force Reserves as % of RIF 3 payments or less in default 10,166 $88 $629 14% 4 - 11 payments in default 6,934 205 469 44% 12 payments or more in default 3,332 184 200 92 % Total 20,432 $477 $1,298 37 % December 31, 2023 Missed Payment Status Tables - Direct Primary Excludes run-off business, which is immaterial to our results (dollar amounts in millions) December 31, 2024 Page 11

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2024 Top 10 States % RIF % Case Reserves (1) Delq Rate Top 10 MSAs / Metro Divisions % RIF % Case Reserves (1) Delq Rate Book Year RIF & Losses % RIF % Case Reserves (1) Delq Rate Cum Delq Rate (2) California 12% 12% 2.53% Phoenix, AZ MSA 3% 3% 2.41% Texas 9% 9% 2.64% Chicago-Naperville, IL MD 3% 4% 3.29% 2008 and prior 2% 10% 8.17% 5.55% Florida (3) 8% 12% 3.67% Atlanta, GA MSA 3% 3% 3.02% 2009-2016 2% 6% 4.75% 0.60% New York (3) 5% 10% 3.30% New York, NY MD 2% 6% 3.53% 2017 1% 4% 4.37% 0.84% Illinois (3) 4% 6% 2.96% Houston, TX MSA 2% 3% 3.58% 2018 2% 5% 4.66% 0.96% Arizona 4% 3% 2.35% Dallas, TX MD 2% 2% 2.38% 2019 4% 8% 3.31% 0.89% Michigan 4% 3% 2.14% Washington-Arlington, DC MD 2% 2% 2.03% 2020 14% 14% 2.14% 0.94% Georgia 3% 4% 3.02% Riverside-San Bernardino, CA MSA 2% 3% 3.25% 2021 21% 21% 2.25% 1.51% North Carolina 3% 2% 2.14% Los Angeles-Long Beach, CA MD 2% 2% 2.65% 2022 19% 20% 2.50% 2.18% Pennsylvania 3% 3% 2.17% Denver-Aurora-Lakewood, CO MSA 2% 1% 1.38% 2023 17% 10% 1.83% 1.64% All Other States (4) 45% 36% 2.10% All Other MSAs/MDs 77% 71% 2.35% 2024 18% 2% 0.49% 0.47% Total 100% 100% 2.45% Total 100% 100% 2.45% Total 100% 100% 2.45% 4.17% Top 10 States % RIF % Case Reserves (1) Delq Rate Top 10 MSAs / Metro Divisions % RIF % Case Reserves (1) Delq Rate Book Year RIF & Losses % RIF % Case Reserves (1) Delq Rate Cum Delq Rate (2) California 13% 12% 2.22% Phoenix, AZ MSA 3% 2% 2.01% Texas 8% 8% 2.22% Chicago-Naperville, IL MD 3% 4% 2.88% 2008 and prior 2% 18% 8.61% 5.56% Florida (3) 8% 9% 2.39% Atlanta, GA MSA 3% 3% 2.40% 2009-2015 1% 4% 4.55% 0.63% New York (3) 5% 12% 3.05% New York, NY MD 2% 7% 3.60% 2016 2% 4% 3.20% 0.67% Illinois (3) 4% 6% 2.61% Washington-Arlington, DC MD 2% 2% 2.01% 2017 2% 5% 3.59% 0.87% Arizona 4% 3% 1.93% Houston, TX MSA 2% 3% 2.67% 2018 2% 6% 4.42% 1.02% Michigan 4% 3% 1.94% Los Angeles-Long Beach, CA MD 2% 2% 2.39% 2019 5% 8% 2.77% 0.85% Georgia 3% 3% 2.23% Dallas, TX MD 2% 2% 1.92% 2020 17% 15% 1.70% 0.90% North Carolina 3% 2% 1.56% Riverside-San Bernardino, CA MSA 2% 3% 2.83% 2021 27% 21% 1.65% 1.29% Washington 3% 2% 1.77% Denver-Aurora-Lakewood, CO MSA 2% 1% 1.12% 2022 22% 16% 1.57% 1.46% All Other States (4) 45% 40% 1.93% All Other MSAs/MDs 77% 71% 2.01% 2023 20% 3% 0.47% 0.46% Total 100% 100% 2.10% Total 100% 100% 2.10% Total 100% 100% 2.10% 4.19% (4) Includes the District of Columbia. Delinquency Performance - Direct Primary Excludes run-off business, which is immaterial to our results December 31, 2024 (1) Direct primary case reserves exclude pool, loss adjustment expenses, incurred but not reported and reinsurance reserves. (2) Calculated as the sum of the number of policies where claims were ever paid to date and number of policies for loans currently in default divided by policies ever in-force. (3) Jurisdiction predominantly uses a judicial foreclosure process, which generally increases the amount of time it takes for a foreclosure to be completed. December 31, 2023 Page 12

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2024 Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Fixed Maturity Securities: U.S. treasuries $277,363 5% $289,159 5% $303,543 6% $250,449 5% $195,129 4% $147,108 3% $110,538 2% $42,709 1 % Municipals 467,476 8% 456,606 8% 432,929 8% 442,440 8% 438,214 8% 407,538 8% 426,528 9% 431,778 9 % Non-U.S. government 83,802 2% 48,267 1% 11,405 - % 11,381 - % 11,467 - % 11,123 - % 11,206 - % 9,493 - % U.S. corporate 2,825,679 50% 2,871,882 51% 2,646,014 50% 2,745,314 51% 2,723,730 52% 2,557,480 52% 2,509,479 51% 2,679,485 54 % Non-U.S. corporate 772,624 14% 759,329 13% 696,573 13% 686,637 13% 689,663 13% 655,284 13% 640,050 13% 630,502 13 % Residential MBS 8,364 - % 8,321 - % 9,404 - % 9,754 - % 10,755 - % 10,233 - % 9,474 - % 10,344 - % Other asset-backed 1,189,465 21% 1,218,835 22% 1,231,477 23% 1,205,163 23% 1,197,183 23% 1,201,926 24% 1,207,764 25% 1,125,316 23 % Total available-for-sale fixed maturity securities $5,624,773 100% $5,652,399 100% $5,331,345 100% $5,351,138 100% $5,266,141 100% $4,990,692 100% $4,915,039 100% $4,929,627 100 % Fixed Maturity Securities - Credit Quality NRSRO(1) Designation AAA $613,951 11% $599,829 11% $587,795 11% $556,749 10% $546,251 10% $526,953 11% $625,921 13% $513,462 10 % AA 1,228,794 22% 1,225,680 22% 1,184,209 22% 1,131,317 21% 1,047,379 20% 970,649 19% 821,456 17% 779,674 16 % A 1,736,450 31% 1,767,252 31% 1,683,198 32% 1,711,854 32% 1,721,779 33% 1,645,093 33% 1,633,133 33% 1,684,218 34 % BBB 1,977,281 35% 1,978,958 35% 1,812,275 34% 1,851,947 35% 1,851,592 35% 1,742,018 35% 1,741,647 35% 1,856,810 38 % BB & Lower 68,297 1% 80,680 1% 63,868 1% 99,271 2% 99,140 2% 105,979 2% 92,882 2% 95,463 2 % Total fixed maturity securities $5,624,773 100% $5,652,399 100% $5,331,345 100% $5,351,138 100% $5,266,141 100% $4,990,692 100% $4,915,039 100% $4,929,627 100 % Average duration 4.1 3.9 3.7 3.7 3.5 3.5 3.7 3.6 Average book yield 4.0% 3.9% 3.8% 3.7% 3.6% 3.5% 3.4% 3.2% (1)Nationally Recognized Statistical Rating Organizations. December 31, 2023 September 30, 2023 Composition of Consolidated Investments at Fair Value (amounts in thousands) March 31, 2023June 30, 2023March 31, 2024December 31, 2024 June 30, 2024September 30, 2024 Page 13

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2024 2021-2 ILN 2021-3 ILN 2023-1 ILN 2021 XOL 2022-1 XOL 2022-2 XOL 2022-3 XOL 2022-4 XOL 2022-5 XOL 2023-1 XOL 2024-1 XOL 2024-2 XOL 2023-1 QSR 2024-1 QSR 9/20-12/20 1/21-6/21 7/22-6/23 Full Year 2021 Full Year 2022 Full Year 2022 7/21-12/21 7/21-12/21 1/22-6/22 Full Year 2023 Full Year 2024 7/23-12/23 Full Year 2023 Full Year 2024 At Closing Initial Risk In-Force $8,384 $12,141 $7,288 $22,373 $15,400 $15,400 $10,550 $10,550 $8,547 $11,991 $12,062 $5,349 $11,991 $12,062 Initial Reinsurance Amount / Ceded RIF (2) $303 $372 $248 $206 $196 $25 $289 $36 $201 $180 $270 $90 $1,934 $2,560 Initial First Loss Retention Layer $189 $304 $244 $671 $462 $385 $317 $264 $256 $360 $362 $134 n/a n/a Initial Attachment % (3) 2.25% 2.50% 3.35% 3.00% 3.00% 2.50% 3.00% 2.50% 3.00% 3.00% 3.00% 2.50% n/a n/a Initial Detachment % (3) 7.00% 6.75% 6.75% 7.00% 6.99% 3.00% 7.00% 3.00% 7.00% 6.57% 6.50% 6.50% n/a n/a % Of Covered Loss Tier Reinsured 76.00% 72.00% 100.00% 23.00% 31.92% 31.92% 68.45% 68.45% 58.80% 42.00% 63.96% 41.88% 16.13% 21.23% Commencement Date 04/16/21 09/02/21 11/15/23 01/01/21 01/01/22 01/01/22 03/01/22 03/01/22 09/01/22 01/01/23 01/01/24 06/01/24 04/01/23 01/01/24 Termination Date 10/25/33 02/25/34 11/25/33 12/31/31 12/31/32 12/31/32 12/31/31 12/31/31 12/31/32 12/31/33 12/31/34 06/30/34 04/01/34 12/31/34 Optional Call Date 04/25/28 08/25/28 11/27/28 06/30/28 12/31/29 12/31/29 12/31/28 12/31/28 01/01/30 12/31/30 12/31/31 06/30/29 12/31/26 12/31/27 Clean-Up Call 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% n/a n/a As of December 31, 2024 Current Risk In-Force $4,103 $7,012 $6,562 $14,911 $13,055 $13,055 $7,664 $7,664 $6,976 $10,790 $12,062 $4,801 $10,790 $12,062 Current Reinsured Amount / Ceded RIF (2) $118 $180 $232 $91 $170 $25 $163 $36 $162 $180 $270 $90 $1,740 $2,560 PMIERs Required Asset Credit (4) $81 $135 $224 $87 $164 $24 $156 $35 $157 $173 $260 $87 $130 $173 Current Attachment % (3) 4.56% 4.30% 3.72% 4.46% 3.48% 2.89% 4.09% 3.40% 3.60% 3.33% 3.00% 2.79% n/a n/a Current Detachment % (3) 8.36% 7.86% 7.25% 7.11% 7.57% 3.48% 7.18% 4.09% 7.55% 7.29% 6.50% 7.24% n/a n/a Enact Claims Paid $1 $2 $0 $6 $8 $8 $3 $3 $5 $1 $0 $0 $0 $0 Incurred Losses Ever To Date (5) $28 $47 $48 $107 $100 $100 $55 $55 $56 $46 $8 $10 $7 $2 Remaining First Loss Retention Layer $187 $301 $244 $665 $454 $377 $313 $260 $251 $359 $362 $134 n/a n/a Reinsurer Claims Paid $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 Third Party Ceded Reinsurance Transaction Summary (amounts in millions) (1) Excess of loss (XOL) and quota share (QSR) transactions are with panels of U.S. and global reinsurers. (2) The initial reinsurance amount for insurance linked notes and excess of loss reinsurance reflects the total loss coverage; Ceded RIF reflects the RIF associated with quota share reinsurance which is subject to annual and life loss ratio limits. (3) Attachment % and detachment % are the aggregate loss amounts as a percentage of risk in force at which the reinsurer begins and stops paying claims under the policy. (4) Current PMIERs required asset credit considers the counterparty credit haircut. (5) Incurred losses ever to date shown does not include IBNR or loss adjustment expenses. Definitions: CRT = Credit Risk Transfer; RIF = Risk In Force; XOL = Excess Of Loss; ILN = Insurance Linked Note; QSR = Quota Share Reinsurance - Excess of Loss (1) Reinsurance - Quota Share (1)Insurance Linked Notes Page 14

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2024 4Q 3Q 2Q 1Q 4Q 3Q 2Q 1Q COMBINED(1) STAT: Statutory policyholders' surplus $887 $1,005 $863 $765 $1,085 $1,134 $1,088 $1,193 Contingency reserves 4,336 4,290 4,242 4,148 3,960 3,923 3,800 3,679 Combined statutory capital $5,223 $5,295 $5,105 $4,913 $5,045 $5,057 $4,888 $4,872 Adjusted RIF(2) $55,001 $55,352 $55,365 $55,254 $58,277 $58,622 $57,671 $61,546 Combined risk-to-capital ratio ("RTC") 10.5 10.5 10.8 11.2 11.6 11.6 11.8 12.6 EMICO(3) STAT: Statutory policyholders' surplus $850 $968 $827 $729 $1,026 $1,076 $1,030 $1,141 Contingency reserves 4,325 4,281 4,234 4,140 3,953 3,917 3,795 3,675 EMICO statutory capital $5,175 $5,249 $5,061 $4,869 $4,979 $4,993 $4,825 $4,816 Adjusted RIF(2) $54,418 $54,794 $54,834 $54,741 $57,788 $58,150 $57,222 $61,123 EMICO risk-to-capital ratio 10.5 10.4 10.8 11.2 11.6 11.6 11.9 12.7 PMIERs Available Assets(3) $5,095 $5,194 $5,024 $4,853 $5,006 $5,268 $5,093 $5,357 PMIERs Minimum Required Assets ($3,043) ($3,004) ($2,967) ($2,970) ($3,119) ($3,251) ($3,135) ($3,259) Available Assets Above PMIERs Requirements(3) $2,052 $2,190 $2,057 $1,883 $1,887 $2,017 $1,958 $2,098 PMIERs Sufficiency Ratio(4) 167% 173% 169% 163% 161% 162% 162% 164% (4) The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing. 2023 Capital & PMIERs (dollar amounts in millions) (3) Estimated statutory capital of Enact Mortgage Insurance Corporation (EMICO), the company's primary U.S. mortgage insurance subsidiary. (1) Reflects estimated combined statutory capital position of our insurance subsidiaries. Beginning in 1Q24, combined results are limited to mortgage insurance subsidiaries. 2024 (2) Adjusted RIF for purposes of calculating statutory RTC differs from RIF presented elsewhere in this financial supplement. In accordance with North Carolina Department of Insurance requirements, adjusted RIF excludes delinquent policies. Page 15